Exhibit 10.2


                          BESTNET COMMUNICATIONS CORP.
                             (A NEVADA CORPORATION)
                             NOTE PURCHASE AGREEMENT

     The parties to this Agreement are BestNet Communications Corp, a Nevada corporation having its principal place of business at 5075 cascade Road SE, Suite A, Grand Rapids, Michigan 49546 (the "Company") and Wexford Clearing Custodian for Anthony Silverman IRA Rollover Dated January 15, 2003 ("Silverman"), whose business address is 7377 East Doubletree Ranch Road, Suite 290, Scottsdale, AZ 85258. Silverman is sometimes called herein a ("Lender"). The parties have agreed as follows:

1.   TRANSACTION

     The Company, by due action of its Board of Directors, has authorized the offer and sale to the Lender, under this Agreement, of a Promissory Note (the "Note") in the aggregate principal amount of $60,000. The form of the Note shall be as shown in Exhibit 1, attached hereto.

2.   PURCHASE AND SALE

     2.1 Note. Subject to all of the terms and conditions of this Agreement, the Company will issue and sell to Silverman a Note in the principal amount of $60,000 and Lender will purchase a respective Note from the Company at a price equal to the principal amount of such Note; provided that all such terms and conditions are satisfied.

     2.2 Closing. The purchase by and sale to the Lender of the Note (the "Closing") shall take place at 11:00 AM, local time, on February 13, 2004 at the offices of the Company at 5075 Cascade Road SE, Suite A, Grand Rapids, Michigan 49546, or at such other time or place upon which the Company and the Lender may agree (such date being hereinafter called the "Closing Date"). At the Closing, the Company shall deliver to the Lender or his representative an instrument evidencing the Note and other items required to be delivered to the Lender pursuant to this Purchase Agreement.

3.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY

As an inducement to the Lender to enter into this Agreement and to purchase and pay for the Note, the Company represents, warrants and agrees that:

     3.1 Disclosure Documents. The Company has heretofore delivered to the Lender a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2003, as filed with the Securities and Exchange Commission, every Report filed with the said Commission subsequent thereto pursuant to the Securities Exchange Act of 1934, together with all exhibits annexed thereto, and each press release or other public announcement including without limitation all shareholder communications (such Reports and the exhibits annexed thereto, press releases, public announcements, shareholder communications are called collectively herein the "Disclosure Documents", which term shall include any additions or supplements thereto). The Company has carefully prepared the Disclosure Documents or has caused them to be so prepared. When read as one document, the Disclosure Documents are intended to provide all of the information required to be contained in a registration statement under the 1933 Act, including without limitation, a prospectus as that term is defined in
Section 2(10) of the 1933 Act, except as such requirement is modified by Regulation D. Except as disclosed in Schedule 3.1 attached hereto, the Disclosure Documents are, and shall be on the Closing Date, true and correct and shall not omit to state any material fact necessary to make the statements made in the Disclosure Documents not misleading on and as of such date.

     3.2 Valid Existence. The Company was duly organized and is validly existing as a corporation under the laws of Nevada and is duly qualified to do business

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in Michigan and in Ontario, Canada and in each other jurisdiction where qualification is material to its business as presently conducted.

     3.3 Authority for Agreement. This Agreement has been duly authorized by all necessary corporate action of the Company and, when executed and delivered by the Company, will be a legal, valid and binding obligation of the Company, enforceable in accordance with its terms except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally or by general principles of equity, and except that the indemnification provisions of the Agreement may be held to be violative of public policy under either federal or state laws in the context of the offer or sale of securities.

     3.4 Validity of Note. The Note, when issued and paid for at the Closing, will be the duly authorized, validly existing, obligation of the Company, enforceable in accordance with its terms.

     3.5 Rights to Technology. A certain license where under the Company is the Licensee and Softalk, Inc. is the Licensor shall have been amended so as to eliminate, to Lender's satisfaction, all terms providing for its termination in the event of a change in control of the Company in any manner or under theory whatsoever.

4.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE LENDER

The Lender hereby represents and warrants to and agrees with the Company as follows (provided that such representations, warranties and agreements do not diminish or obviate the representations, warranties and agreements of the Company set forth in this Agreement) that he has full power and authority to enter into this Agreement, which, when executed and delivered, will constitute his valid and legally binding obligation.

5.   CONDITIONS TO THE OBLIGATIONS OF THE LENDER

The obligations of the Lender to purchase the Note under this Agreement is subject to the fulfillment on or before the Closing of each of the following conditions:

     5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true as of and shall survive the Closing.

     5.2 No Deterioration. Except as described in Schedule 5.2 attached hereto, nothing has occurred that has or may reasonably be expected to affect materially adversely the Company, its assets or its business

     5.3 No Security Interest. Except as described in Schedule 5.3 attached hereto, there are no security interests in favor of any party in any material asset of the Company.

     5.4 Officer Certificates. The President and the Principal Accounting Officer of the Company shall have delivered at the Closing a certificate, substantially in the form shown by Exhibit 5.4 attached hereto, to the effect that the Company has complied with all agreements, obligations and conditions required of it pursuant to this Agreement.

     5.5 Satisfaction with Inquiries, etc. The Lender shall be satisfied with the results of his inquiries into the Company and its business and affairs, including without limitation the status of all executive employment agreements to which the Company is a party and the status, as outstanding or terminated, of all rights, options and warrants for the purchase of any of the Company's securities that were in the past awarded or purported to be awarded to any executive employee of the Company.

6.   FURTHER AGREEMENTS

     6.1 Successors and Assigns. This Agreement shall be binding upon the successors and assigns, if any, of Lender, except as provided by certain state laws.
         6.2 Indemnification. Lender shall indemnify, hold harmless and defend the Company and its affiliates and agents with respect to any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach or untruth of any representations or warranties made by the Lender

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herein, and the Lender agrees that in the event of any breach or untruth of any representations or warranties made by him herein, the Company may, at its option, forthwith rescind the sale of the Note to such Lender.

     6.3 Operating Statements. For as long as any of the Note remains outstanding, the Company shall furnish to the Lender, forthwith upon the preparation thereof, correct copies of its quarterly operating statements, press releases, other public announcements, its quarterly, annual and other Reports filed with the Securities and Exchange Commission

     6.4 Legal Fees and Expenses. At the Closing, the Company shall, in consideration of this Agreement, reimburse the Lender in the amount of $8,000 as and for Lender's legal fees and other expenses incurred in connection with this transaction and other activities related to financings of the Company.

7.   GENERAL AND MISCELLANEOUS

     7.1 Survival Of Warranties. The warranties, representations and covenants of the parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and any inquiries by any party.

     7.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     7.3 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of Arizona without regard to conflicts of law.

     7.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Note Purchase Agreement as of this 13th day of February, 2004.

Wexford Clearing, Custodian FBO             BESTNET COMMUNICATIONS CORP.

Anthony Silverman IRA Rollover Account


By                                          by
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Its                                         its
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                 Exhibit 1 - Form of Convertible Promissory Note





                 Exhibit 1 - Form of Convertible Promissory Note

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                         Exhibit 5.4 Officer Certificate


The undersigned, Robert A. Blanchard, hereby certifies that he is the President of BestNet Communications Corp, a Nevada corporation ("the Company") and further certifies as follows to the purchasers of the Company's Promissory Note:

     1. As such officer he is familiar with the business, affairs and assets of the Company and with the provisions of a certain Note Purchase Agreement ("Agreement") between the Company on the one hand and Anthony Silverman on the other and acknowledges that the making, delivery and accuracy of this Certificate is a condition to the performance of the Purchaser under the Agreement.

     2. To the best of his knowledge, after careful inquiry, the representations and warranties of the Company contained in the Agreement are true and correct on and all conditions required to be fulfilled as a condition to the obligations of the Purchaser have been fulfilled and as of the date of this Certificate.

     3. Nothing in the Agreement or any attachment thereto or document delivered in connection therewith contains any untrue statement of a material fact or omits to make a statement necessary to make the statements made therein not misleading.

Signed at Grand Rapids, Michigan on the _______ day of February, 2004
By

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    [Name and Title]


                         Exhibit 5.4 Officer Certificate

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